Exhibit 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-142882) and the incorporation by reference in the Form 10-K (and its amendment) of our report dated November 24, 2009, with respect to the financial statements of Simulations Plus, Inc. as of and for the years ended August 31, 2009 and 2008, which report appears in the August 31, 2009 Annual Report on Form 10-K of Simulations Plus, Inc.

/s/ Rose, Snyder & Jacobs
Rose, Snyder & Jacobs
A Corporation of Certified Public Accountants

Encino, California

March 9, 2010